Exhibit (16)
TRANSAMERICA IDEX MUTUAL FUNDS
POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENT, that the undersigned make, constitute and appoint JOHN K. CARTER, DENNIS P. GALLAGHER and ELIZABETH L. BELANGER his or her true and lawful attorney-in-fact and agent in his or her name, place and stead, in any and all capacities, and on his or her behalf with full power of substitution and resubstitution to sign any and all registration statements on Form N-14 and any other regulatory filings made applicable to Transamerica IDEX Mutual Funds (the “Fund”) and its series and any amendments, exhibits, or supplements thereto, and to file and/or withdraw the same, with all other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to intents and purposes as he or she might or could do in person in his or her capacity as a Trustee of the Fund, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     THIS POWER OF ATTORNEY may be executed in multiple counterparts that together constitute a single document.
     IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney in the capacities and on the dates indicated.

/s/ John K. Carter

John K. Carter, Trustee and Chairperson	Date: November 6, 2007

/s/ Leo J. Hill

Leo J. Hill, Trustee	Date: November 7, 2007

/s/ Neal M. Jewell

Neal M. Jewell, Trustee	Date: November 7, 2007

/s/ Russell A. Kimball

Russell A. Kimball, Trustee	Date: November 7, 2007

/s/ Eugene M. Mannella

Eugene M. Mannella, Trustee	Date: November 7, 2007

/s/ Norm R. Nielsen

Norm R. Nielsen, Trustee	Date: November 7, 2007

/s/ Joyce Galpern Norden

Joyce Galpern Norden, Trustee	Date: November 7, 2007

/s/ Patricia Sawyer

Patricia Sawyer, Trustee	Date: November 6, 2007

/s/ John W. Waechter

John W. Waechter, Trustee	Date: November 7, 2007

TRANSAMERICA FUNDS
POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENT, that the undersigned makes, constitutes and appoints JOHN K. CARTER, DENNIS P. GALLAGHER and ELIZABETH L. BELANGER her true and lawful attorney-in-fact and agent in her name, place and stead, in any and all capacities, and on her behalf with full power of substitution and resubstitution to sign any and all registration statements on Form N-14 and any other regulatory filings made applicable to Transamerica Funds (the “Fund”) and its series and any amendments, exhibits, or supplements thereto, and to file and/or withdraw the same, with all other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to intents and purposes as she might or could do in person in her capacity as a Trustee of the Fund, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney in the capacity and on the date indicated.

/s/ Sandra N. Bane

Sandra N. Bane, Trustee	Date: March 1, 2008

TRANSAMERICA FUNDS
POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENT, that the undersigned makes, constitutes and appoints JOHN K. CARTER and DENNIS P. GALLAGHER his true and lawful attorney-in-fact and agent in his name, place and stead, in any and all capacities, and on his behalf with full power of substitution and resubstitution to sign any and all registration statements on Form N-14 and any other regulatory filings made applicable to Transamerica Funds (the “Fund”) and its series and any amendments, exhibits, or supplements thereto, and to file and/or withdraw the same, with all other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to intents and purposes as he might or could do in person in his capacity as a Trustee of the Fund, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney in the capacity and on the date indicated.

/s/ David W. Jennings

David W. Jennings, Trustee	Date: July 22, 2009